Exhibit 10.1

         This First Amendment to Purchase Agreement ("First Amendment"), by and between the Lorad division of Trex Medical Corporation (together with its affiliates, "Lorad"), United States Surgical Corporation (together with its affiliates, "USSC") and Tyco Healthcare Group, LP (together with its affiliates, "Tyco"), is dated as of December 3, 1999.

         WHEREAS, Lorad, USSC, and Tyco are parties to that certain Purchase Agreement ("Purchase Agreement"), dated as of May 14, 1999;

         WHEREAS, Lorad, USSC and Tyco wish to amend the Purchase Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Section 1 is hereby amended to add the following sentence between the first and second sentences of that section:

         "(Table shall mean both the stereotactic prone table as well as the Digital Spot Mammography unit, which were sold together as a system by Lorad to USSC.)"

2. Sections 2(b), 2(c), and 3 of the Purchase Agreement shall be deleted in their entirety.

3.       The following language shall be substituted for Section 2(b):

         (b) Lorad will take title possession of all ****** Tables in accordance with the following schedule: ****** Tables per quarter for a period of ****** calendar quarters commencing ****** and ending ******. The last ****** Tables will be picked up and Lorad will take title and possession on ******. Lorad may, in its discretion, accelerate the foregoing schedule. The purchase price will be ****** per Table for an aggregate purchase price of ****** (which aggregate shall be adjusted downward in the event the actual number of Tables available for sale is less than ******). The ****** purchase price will be payable at a rate of ****** per quarter for a period of seven calendar quarters commencing ****** and ending ******, followed by a final payment of ****** on ******. If more than ****** Tables are bought by Lorad from USSC in any of these ****** calendar quarters, Lorad will pay to USSC within thirty (30) days after delivery and acceptance of any such Table by Lorad, the sum of ****** per Table. To the extent any payment in excess of the required payment is made in any of the ****** calendar quarters referenced above, the remaining installments shall be reduced (in reverse order) so that the aggregate purchase price paid does not exceed ******. For example, if in the calendar quarter ending ******, Lorad purchases 22 Tables, then the payment due March 31, 2000 shall be ****** and the payment ****** shall be ******. The purchase price for the Tables set forth above and the Additional Consideration set forth below include all federal, state or local excise, sales, use, or other similar taxes.

4.       The following language shall be substituted for Section 2(c):

         In addition to the purchase price set forth above, Lorad agrees to pay USSC an additional amount not to exceed ****** in connection with its purchase of Tables with a manufacture date after January 1, 1998 (the "Additional Consideration"). There are ****** such Tables, ****** of which were manufactured prior to January 1, 1998, and Lorad has agreed to include those ****** in regards to the Additional Consideration. These ****** Tables are hereafter referred to as the "Additional Consideration Table(s)." The Additional Consideration shall be payable upon resale of Current Inventory Tables to end users as opposed to distributors unless such distributors have paid the purchase price in full. The Additional Consideration shall be payable as each Current Inventory Table is sold at a rate per Current Inventory Table as specified in the following schedule:

         Current Inventory Table                     Rate                      Maximum
-----------------------------------------------------------------------------------------
                  Units ****** to ******             ****** per table           ******
                  Units ****** to ******             ****** per table           ******
                  Units ****** to******              ****** per table           ******

         Additional Consideration payments will be payable in arrears quarterly but (subject to reductions for sales to Novation and shortfalls in the number of Tables actually sold to Lorad) in any event any balance of the Additional Consideration owed but remaining unpaid will be paid to USSC by Lorad on or before ******. If the actual number of Additional Consideration Tables available for sale is less than ****** Tables, then the Additional Consideration payable to USSC shall be reduced by ****** multiplied by the shortfall. In addition, notwithstanding the above, sales to Novation (as described in Section 8 below) will reduce the Additional Consideration by ****** per Additional Consideration
         Table sold to Novation (as described in Section 8 below). Each Additional Consideration Table sold or leased to Novation or any Novation participants (as described in Section 8 below), whether sold or leased for the account of Lorad or USSC, will reduce the Additional Consideration payable to USSC by ****** per Additional Consideration Table sold (or leased). By way of example, if six (6) Additional Consideration Tables are sold or leased to Novation, three (3) for the account of USSC and three (3) for the account of Lorad, the maximum Additional Consideration payable to USSC by Lorad shall not exceed ******. In addition, for any Novation sales or leases after ******, USSC shall refund to Lorad a portion of the Additional Consideration paid at a rate of ****** per Additional Consideration Table sold or leased to Novation (whether sold pursuant to Section 8 below for the account of USSC or Lorad). Such refunds shall be paid to Lorad by USSC within fifteen (15) business days of the sale to Novation. Overdue refunds shall be subject to interest at a rate of 8% per annum computed on a 30/360 day year until paid in full by USSC to Lorad.

5. Section 2(d) is hereby amended to delete the third sentence thereof and substitute the following therefor:

         "Any damage to Tables with a manufacture date prior to January 1, 1998, whether due to age, caused directly or indirectly by USSC or its agents, or due to any other factor shall be reported by Lorad to USSC on or before June 30, 2000."

6.       The following language will be substituted for Section 3:

         ******. Lorad will pick up and take title and possession of the Tables in accordance with the following schedule: ****** Tables per quarter for a period of ****** calendar quarters commencing ****** and ending ******. The last 8 Tables will be picked up by Lorad and Lorad will take title and possession thereof on ******. Lorad may, in its discretion, accelerate the foregoing schedule. USSC agrees that it shall not sell, give away, transfer, or otherwise dispose of the Tables until scheduled pick-up and title transfer. In the event that fewer than ****** Tables are sold to Lorad, USSC shall pay to Lorad an amount equal to the shortfall multiplied by Lorad's current list price for stereotactic tables. Such amount shall be due within fifteen days of discovery of such shortfall, but in any event shall be paid no later than ******.


         IN WITNESS WHEREOF, the undersigned have executed as an instrument under seal as of the date first written above.

                                        TREX MEDICAL CORPORATION,
                                        LORAD division


                                        By: /s/ William Webb
                                           --------------------------
                                           Name:  William Webb
                                           Title: President & CEO

                                        UNITED STATES SURGICAL, division of Tyco
                                        Healthcare Group, LP



                                        By: /s/ Steven Amlico
                                           -------------------------
                                            Name:  Steven Amlico
                                            Title:  VP & Controller

                                        TYCO HEALTHCARE GROUP, LP


                                        By: /s/ Larry C. Heaton II
                                           ----------------------------
                                            Name:  Larry C. Heaton II
                                            Title:  President, USS